UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material under Rule 14a-12

LOGMEIN, INC.

(Name of the Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Filed by LogMeIn, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: LogMeIn, Inc.

Commission File No.: 001-34391

This filing relates to the proposed merger (the “Merger”) of LogMeIn, Inc., a Delaware corporation (“LogMeIn”), and Logan Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a direct wholly owned subsidiary of Logan Parent, LLC, a Delaware limited liability company (“Parent”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 17, 2019, by and among LogMeIn, Parent and Merger Sub (the “Merger Agreement”).

The following letter was sent to certain LogMeIn, Inc. customers on December 17, 2019

SUBJECT: A new path for LogMeIn

December 17, 2019

Dear Valued Customer,

I am pleased to inform you that LogMeIn has entered a definitive agreement to be acquired by affiliates of Francisco Partners and Evergreen Coast Capital Corporation, two leading technology-focused private equity firms that are known for helping companies realize their full potential, for approximately $4.3 billion, or $86.05 per share, in cash. You can learn more about the announcement by reading our press release, but I did also want to take a moment to provide some additional context on why we’re excited by this new path forward.

Over the last decade, LogMeIn has enjoyed strong growth, winning over millions of customers, attracting thousands of talented employees, and expanding our portfolio of market-defining products to solve our customers most essential IT and business needs. Most recently, we’ve focused this expansion on our three core businesses, introducing disruptive innovations in Unified Communications and Collaboration (UCC), Identity-as-a-Service (IDaaS) and Digital Customer Engagement to help our customers empower their modern workforce.

In Francisco Partners and Evergreen, we will gain experienced partners that believe in and are supportive of all of our businesses – partners committed to supporting our ongoing transition, as well as LogMeIn’s continued growth and focus on customer-centric innovation. And we believe that our partnership with Francisco Partners and Evergreen will help put LogMeIn in a position to deliver the operational benefits we need to tackle even more of our customers’ most pressing and essential needs.

It’s important to note that this proposed transaction is anticipated to close in mid-2020 and is subject to shareholder approval, regulatory approvals and other customary closing conditions. Until the closing, LogMeIn remains an independent, publicly traded company. During this time, we will continue to deliver the same high level of engagement, support, innovation and reliability that you’ve come to expect.

We truly appreciate your business and your loyalty, and we look forward to updating you on this exciting new path in the months ahead.

Sincerely,

Bill Wagner, President & CEO, LogMeIn

About LogMeIn

LogMeIn, Inc. (Nasdaq: LOGM) simplifies how people connect with each other and the world around them to drive meaningful interactions, deepen relationships, and create better outcomes for individuals and businesses. One of the world’s top 10 public SaaS companies, and a market leader in unified communication & collaboration, identity & access management, and customer engagement & support solutions, LogMeIn has millions of customers spanning virtually every country across the globe. LogMeIn is headquartered in Boston with additional locations in North America, South America, Europe, Asia and Australia.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving LogMeIn, Inc. (the “Company”). In connection with the proposed merger, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.logmeininc.com. In addition, the documents (when available) may be obtained free of charge by directing a request to InvestorRelations@LogMeIn.com

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2019 annual meeting of stockholders, which was filed with the SEC on April 12, 2019, and in other documents filed by the Company, including on behalf of such individuals, with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain the Company’s stockholders’ approval of the transaction; the failure to obtain certain required regulatory approvals to the completion of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the merger; and other risks and uncertainties described in the Company’s reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 21, 2019 and other periodic reports the Company files with the SEC, which are available at www.sec.gov and the Company’s website at www.logmeininc.com. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.